SECURITIES AND EXCHANGE COMMISSION
          	               Washington, D.C.  20549

                         	_______________________

                                	FORM 8-K

                             	CURRENT REPORT
	                         _______________________


                	PURSUANT TO SECTION 13 OR 15(d) OF THE
                   	SECURITIES EXCHANGE ACT OF 1934

                          	February 19, 1998
	          DATE OF REPORT (Date of earliest event reported)


                            	DILLARD'S, INC.
  	     (Exact name of registrant as specified in its charter)

	DELAWARE                    				1-6140          		    71-0388071
 (State or other                	(Commission           (IRS Employer
 jurisdiction of incorporation) 	File Number)	      		 Identification Number)


         	1600 Cantrell Road, Little Rock, Arkansas  72201
	             (Address of principal executive offices)
                             	(Zip Code)

                           	(501) 376-5200
       	(Registrant's telephone number, including area code)

Item 5.	Other Events

	Pursuant to the terms and conditions of a Pricing Agreement between Registrant and Morgan Stanley & Co. Incorporated dated February 19, 1998, Registrant will issue on or about February 24, 1998 its 6.30% Notes limited to $100,000,000 aggregate principal amount maturing on February 15, 2008. The Notes are not subject to redemption prior to the maturity date.

Item 7.	Financial Statements and Exhibits

	(c)  Exhibits

	Exhibit 1(i)	Pricing Agreement dated February 19, 1998 between Dillard's,
              Inc. and Morgan Stanley & Co. Incorporated

	Exhibit 4(j)	Form of 6.30% Notes

                              	SIGNATURE

		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     						DILLARD'S, INC.
							                                    (Registrant)


                                						By: /s/ James I. Freeman
                                          			James I. Freeman
			                    	     Senior Vice President and Chief Financial Officer



Date:  February 23, 1998

                                	Exhibit Index


                             	Exhibits to Form 8-K



  Number in
Exhibit Table		            Exhibit


    1(i)		                	Pricing Agreement dated
				                       February 19, 1998 between the
				                       Registrant and Morgan Stanley
				                       & Co. Incorporated



    4(j)	                		Form of 6.30% Note